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                           WARRANT PURCHASE AGREEMENT


                              Warrants to Purchase
                              500,000 Shares of the
                     Common Stock of Boston Biomedica, Inc.






                             Dated: August 18, 1999






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


                           WARRANT PURCHASE AGREEMENT
                           --------------------------

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1.  DESCRIPTION OF PROPOSED FINANCING..................................1

1.1 Authorization of Warrants..................................................1

1.2 Purchase and Sale of Warrants..............................................1

1.3 Closing....................................................................1


ARTICLE 2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................2

2.1 Organization and Qualification.............................................2

2.2 Capitalization.............................................................2

2.3 Authorization of Transaction...............................................2

2.4 Offerees...................................................................2

2.5 Registration Right.........................................................2

2.6 Compliance with Securities and Exchange Commission Requirements............3

2.7 Brokerage..................................................................3


ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF INVESTOR.........................3

3.1 Investment Intent; Accredited Investor; Legends............................3

3.2 Authorization..............................................................4

3.3 Restricted Securities......................................................4

3.4 Brokerage..................................................................4


ARTICLE 4.  CONDITIONS OF INVESTOR'S OBLIGATIONS...............................4

4.1 Representations and Warranties.............................................4

4.2 Performance................................................................4

4.3 Consents and Waivers.......................................................5

4.4 Legal Action...............................................................5


ARTICLE 5.  AFFIRMATIVE COVENANTS OF THE COMPANY...............................5

5.1 Use of Proceeds............................................................5

5.2 Board of Directors.........................................................5

5.3 Future Commissions.........................................................5

5.4 S-3 Registration...........................................................6


ARTICLE 6.  REGISTRATION; PUT OPTION...........................................6

6.1 S-3Registration............................................................6

6.2 Expenses...................................................................7

6.3 Indemnification............................................................7

6.4 Payment of Warrant Exercise Price; Refund of Warrant Exercise Proceeds.....9

6.5 Exclusive Obligation to Register...........................................9

6.6 Put Option.................................................................9


ARTICLE 7.  MISCELLANEOUS.....................................................10

7.1 Termination...............................................................10

7.2 Survival of Representations and Covenants.................................11

7.3 Notices...................................................................11

7.4 Publicity and Disclosures; Confidentiality................................12

7.5 Assignment................................................................12

7.6 Entire Agreement..........................................................12

7.7 Amendments and Waivers....................................................12

7.9 Counterparts..............................................................12

7.10 Effect of Table of Contents and Headings.................................12

SIGNATURES
LIST OF EXHIBITS

                           WARRANT PURCHASE AGREEMENT
                           --------------------------

                         500,000 STOCK PURCHASE WARRANTS


         PURCHASE AGREEMENT entered into as of the 18th day of August, 1999 by and among Boston Biomedica, Inc., a Massachusetts corporation with its principal place of business at 375 West Street, West Bridgewater, Massachusetts (the "Company"), and Paradigm Group, L.L.C., an Illinois limited liability company with its principal place of business at 3000 Dundee Road, Suite 105, Northbrook, Illinois 60062 (the "Investor").

         WHEREAS, the Company desires to raise additional capital; and

         WHEREAS, the Investors are interested in investing in the Company;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1. DESCRIPTION OF PROPOSED FINANCING

         1.1  Authorization  of  Warrants.  The Company has  authorized  or will
              ---------------------------
authorize the issuance of: (i) nontransferable stock purchase warrants dated as of the Closing (hereinafter defined) and evidencing rights to purchase an aggregate of 400,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at an exercise price of $4.25 per share in substantially the form of Exhibit A attached hereto (the "$4.25 Warrants"); and
                          ---------
(ii) nontransferable stock purchase warrants dated as of the Closing and evidencing rights to purchase an aggregate of 100,000 shares of the Company's Common Stock at an exercise price of $5.25 per share in substantially the form of Exhibit B attached hereto (the "$5.25 Warrants") (the $4.25 Warrants and the
   ---------
$5.25 Warrants are collectively referred to herein as the "Warrants"). The Warrants shall expire six months after the Closing as defined below (the "Warrant Expiration Date").

         1.2 Purchase and Sale of Warrants.  Subject to the terms and conditions
             -----------------------------
of this Agreement and in reliance upon the representations and warranties contained herein, the Investor agrees to purchase from the Company, and the Company agrees to sell to the Investor, at the Closing, the Warrants at an aggregate purchase price of $50,000 (the "Purchase Price").

         1.3  Closing.  The  Closing of the  purchase  and sale of the  Warrants
              -------
contemplated by this Agreement (herein the "Closing") shall take place at the offices of Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, MA 02111 at 10:00 a.m. on the date of Closing which shall be August 18, 1999 or at such other time and place as shall be mutually agreed by the Investors and the Company. At the Closing, the Company shall deliver to the Investor the

Warrants to be issued in the Investor's name against payment of the Purchase Price therefor by wire transfer of immediately available funds.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
--------------------------------------------------------

         The Company hereby represents and warrants to the Investor that:

         2.1  Organization  and  Qualification.  The  Company  is a  corporation
              --------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all required corporate power and authority to own its property, to carry on its business as presently conducted and as it presently intends to conduct it and to carry out the transactions contemplated hereby. The copies of the Articles of Incorporation and By-Laws of the Company, as amended to date, which have been furnished to counsel for the Investor by the Company are correct and complete.

         2.2  Capitalization.  The  authorized  capital  stock  of  the  Company
              --------------
consists of 20,000,000 shares of Common Stock, $.01 par value, of which 4,770,153 shares are validly issued and outstanding, fully paid and nonassessable, and 1,000,000 shares of Preferred Stock, $.01 par value, none of which shares are issued and outstanding. The Company has duly authorized and reserved for issuance upon exercise of the Warrants a total of 500,000 shares of Common Stock (the "Shares"), and the Shares of Common Stock issued upon such exercise will be validly issued and outstanding, fully paid and nonassessable.

         2.3   Authorization  of  Transaction.   The  execution,   delivery  and
               ------------------------------
performance of this Agreement have been duly authorized by all necessary corporate or other action of the Company and it is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to general principles of equity and to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The issuance of the Shares upon exercise of the Warrants pursuant to the terms of this Agreement shall be duly and validly authorized, and no further approval or authority of the stockholders or the directors of the Company will be required for the issuance and sale of the Shares as contemplated by this Agreement.

         2.4  Offerees.  Neither the Company nor anyone acting on its behalf has
              --------
within the past six (6) months offered the Warrants for sale to, or solicited any offers to buy the same from, any person or organization other than the Investor so as to bring the offer, issuance or sale of the Warrants or the issuance of Common Stock upon exercise of the Warrants, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"). Neither the Company nor anyone acting on its behalf has in the past or will hereafter sell, offer for sale or solicit offers to buy any of said securities so as to bring the offer, issuance or sale of the Warrants, or the issuance of Common Stock upon exercise of the Warrants, as contemplated by this Agreement, within the provisions of Section 5 of the Act. The Company has complied and will comply with all applicable state securities laws in connection with the issuance and sale of the Warrants.

         2.5 Registration  Rights.  Other than such  registration  rights as are
             --------------------
granted pursuant to ARTICLE 6 of this Agreement, except as set forth on Schedule
                                                                        --------
2.5 hereto, no stockholder,
---
noteholder, or any other holder of any security issued by the Company, nor any holder of rights to acquire any security from the Company, has any right to require the Company to file, or to join the Company in the filing of, a registration statement or notification under the Act.

         2.6 Compliance  with Securities and Exchange  Commission  Requirements.
             ------------------------------------------------------------------
The Company has filed all reports, proxy statements, forms and other documents (collectively, the "SEC Documents") required to be filed by it with the Securities and Exchange Commission (the "Commission") under the Act and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as of their respective dates such SEC Documents (i) complied in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and (ii) did not contain at the time of their filing an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.7 Brokerage. Except as set forth on Schedule 2.7 hereto, there are no
             ---------                         ------------
valid claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company and the Company will indemnify and hold the Investor harmless against any liability or expense to them arising out of such a claim.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF INVESTOR
-----------------------------------------------------

         The Investor hereby represents and warrants to the Company that:

         3.1 Investment Intent;  Accredited  Investor;  Legends. The Investor is
             --------------------------------------------------
purchasing or acquiring the Warrants for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Act. The Investor represents and warrants that the Investor:
(a) is experienced in the evaluation of businesses similar to the Company, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (c) has the ability to bear the economic risks of an investment in the Company, (d) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Act and has carefully reviewed and understood such information, (e) has been afforded the opportunity to ask questions of and to receive answers from the Company and to obtain any additional information necessary to make an informed investment decision with respect to an investment in the Company, and (f) is an "Accredited Investor" as such term is defined in subparagraph (a) of Rule 501 promulgated under the Act. The Investor hereby consents to the imposition of a legend substantially similar to the following on each Warrant and, unless registered under the Act pursuant to ARTICLE 6 hereof, each certificate for Shares of Common Stock issued upon exercise of the Warrants, and the Investor agrees to abide by the restrictions contained therein:

         [This Warrant has] [The shares represented by this certificate have] not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred, pledged, hypothecated or assigned unless registered under the Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Act.

         The Investor acknowledges that unless the Shares of Common Stock issuable upon exercise of the Warrants have been registered under the Act pursuant to ARTICLE 6 hereof, each representation and warranty made by the Investor in this Section 3.1 must be made by the Investor again at the time of each exercise of the Warrants, and the exercise of the Warrants shall be conditioned and subject to such representation and warranty.

         3.2  Authorization.  The Investor has the power and  authority to enter
              -------------
into this Agreement and to perform all of its obligations hereunder.

         3.3 Restricted  Securities.  The Investor understands that the Warrants
             ----------------------
have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. The Investor acknowledges that the Warrants and, unless registered under the Act pursuant to ARTICLE 6 hereof, the Shares of Common Stock issuable upon exercise of the Warrants, when received, must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Investor has been advised of or is aware of the provisions of Rule 144 promulgated under the Act, which rule permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions contained therein.

         3.4  Brokerage.  There are no valid claims for  brokerage  commissions,
              ---------
finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based upon any arrangement or agreement made by or on behalf of the Investor and the Investor agrees to indemnify and hold harmless the Company against any liability or expense to it arising out of such a claim to the extent that such claim arises out of actions or alleged actions of such Investor.

ARTICLE 4. CONDITIONS OF INVESTOR'S OBLIGATIONS
-----------------------------------------------

         The obligation of the Investor to purchase and pay for the Warrants of the Company subscribed for by the Investor at the Closing shall be subject to the satisfaction of each of the following conditions:

         4.1 Representations and Warranties.  The representations and warranties
             ------------------------------
of the Company contained herein or in the exhibits annexed hereto or otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall be true and correct as of the Closing with the same effect as though made on and as of that date.

         4.2 Performance. The Company shall have performed and complied with all
             -----------
of the agreements and conditions contained herein and required to be performed or complied with by the Company at or prior to the Closing and shall not be in breach of any provision of this Agreement.

         4.3 Consents and Waivers. All necessary consents,  waivers,  approvals,
             --------------------
amendments and other action on the part of any person necessary to have been obtained or effected in order to carry out the transactions contemplated by this Agreement shall have been duly obtained or effected and shall be in full force and effect and adequate.

         4.4 Legal Action.
             ------------

         (a)......There  shall  not  have  been  instituted  or  threatened  any material legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from the Investor with respect thereto.

         (b)......None  of the parties  hereto shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

ARTICLE 5. AFFIRMATIVE COVENANTS OF THE COMPANY
-----------------------------------------------

         The Company covenants with the Investor that:

         5.1 Use of Proceeds.  The Company  shall use the proceeds from the sale
             ---------------
of the Warrants to the Investor and the exercise of the Warrants by the Investor for general working capital purposes and not for the repayment of existing indebtedness or other obligations to any insider of the Company.

         5.2 Board of  Directors.  The Company  agrees that within ten  business
             -------------------
days following the exercise, in the aggregate, of 90% of the Warrants and the payment of the exercise price therefor and issuance of, in the aggregate, 450,000 Shares in respect thereof, the Company shall cause Sheldon Drobny or his designee to be appointed to the board of directors of the Company.

         5.3 Future Commissions. Subject to the requirements of applicable state
             ------------------
and federal securities laws, the Company shall pay to the Investor or its designee a three percent (3%) commission on any and all amounts received, directly or indirectly, by the Company or any of its affiliates, as a consequence of any merger, license or other similar arrangement or remuneration which results as a direct consequence of the efforts of the Investor or its identified designee or agent, provided however that such commission shall be payable hereunder only if the Company's senior management has approved, in writing and prior to any contact by the Investor with any person or entity, such efforts of the Investor or its identified designee or agent. As used in this
Section 5.3, the term "affiliates" shall include the principals and associates of the Company and any individual, corporation, organization, firm or company of which the Company is a member, employee, principal, or party to, or from which the Company would otherwise benefit financially, either directly or indirectly.

         5.4 S-3 Registration. The Company shall use its best efforts to prepare
             ----------------
and file with the Commission a registration statement on Form S-3 with respect to the Shares (the "Registration Statement") within thirty (30) days following the Closing pursuant to ARTICLE 6 hereof. The Company shall use its best efforts to cause such Registration Statement to become effective within ninety (90) days following the Closing and remain effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months following the Closing.


ARTICLE 6. REGISTRATION; PUT OPTION
-----------------------------------

         6.1 S-3 Registration. The Company shall use its best efforts to:
             ----------------

         (a)......prepare  and file with the Commission  within thirty (30) days following the Closing a Registration Statement with respect to the Shares, and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months;

         (b)......prepare  and file with the Commission  such amendments to such
Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such Shares, not to exceed nine (9) months;

         (c)......furnish to the Investor participating in such registration and to the underwriters of the securities being registered, if any, such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d)......use  its best  efforts to register  or qualify the  securities covered by such Registration Statement under the state securities or blue sky laws of such jurisdictions as the Investor may reasonably request within twenty
(20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e)......notify  the Investor,  promptly  after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

         (f)......notify  the Investor promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (g)......prepare  and  file  with  the  Commission,  promptly  upon the request of the Investor, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for the Investor (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Investor;

         (h)......prepare  and promptly  file with the  Commission  and promptly notify the Investor of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (i)......advise the Investor, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         6.2 Expenses.  All fees,  costs and expenses of and  incidental to such
             --------
registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, other than the fees and costs of counsel to the Investor, which fees and costs shall be borne by the Investor; and provided, however, that any security holders participating in such registration shall bear their pro rata share of (i) the underwriting discount and commissions and transfer taxes, and (ii) the expense of any special audit of the Company's financial statements if the registration does not permit use of existing or contemplated audited statements.

         6.3 Indemnification.
             ---------------

         (a)......The  Company  will  indemnify  and hold  harmless the Investor whose Shares are included in a Registration Statement pursuant to the provisions of this Article and any underwriter (as defined in the Act) for such Investor and each person, if any, who controls such Investor or such underwriter within the meaning of the Act, from and against, and will reimburse such Investor and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Investor or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b)......The  Investor  whose  Shares are  included  in a  Registration
Statement pursuant to the provisions of this Article will indemnify and hold harmless the Company, any underwriter and any controlling person of the Company or such underwriter from and against, and will reimburse the Company, underwriter or controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, any underwriter or any controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Investor specifically for use in the preparation thereof.

         (c)......Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 6.3 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election so to assume the defense of any action, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraphs
(a) or (b) hereof for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         6.4  Payment  of Warrant  Exercise  Price;  Refund of Warrant  Exercise
              ------------------------------------------------------------------
Proceeds.
---------

         (a)......If at the time of exercise of any Warrants by the Investor the
Commission has not declared the Registration Statement effective, then the Investor shall reaffirm in writing the representations and warranties set forth in Section 3.1 hereof, and at the Investor's election the Investor may either:
(i) make payment of the exercise price of such Warrants to the Company against delivery of unregistered Shares subject to the restrictions of and with the legend set forth in Section 3.1; or (ii) delay payment of the exercise price, without accrual of interest thereon, until the business day immediately following the date the Investor receives notice that the Commission has declared the Registration Statement effective. In the event the Investor elects to delay such payment, certificates representing the Shares issuable in connection with such exercise shall be delivered to the Investor when the Registration Statement has become effective and such payment has been received by the Company.

         (b)......If the Commission has not declared the Registration  Statement effective by the close of business on the ninetieth (90th) day following the Closing, the Company shall refund to the Investor an amount equal to one percent (1%) of the combined proceeds of the exercise of the Warrants theretofore paid to the Company. Thereafter, following the completion of each successive thirty-day period during which the Commission has not declared the Registration Statement effective, the Company shall refund to the Investor an amount equal to an additional one percent (1%) of the combined proceeds of the exercise of the Warrants theretofore paid to the Company. In the event of any refund pursuant to this Section (b), the Warrants theretofore exercised shall be considered as having been exercised in full as of their original exercise date at a proportionately reduced exercise price. If the Commission has not declared the Registration Statement effective because of any action or failure to act by the Investor, there shall be no refund of the proceeds of the exercise of the Warrants under this Section (b).

         6.5  Exclusive  Obligation  to  Register.  Except as  provided  in this
              -----------------------------------
ARTICLE 6 and in Section 5.4 hereof, the Company will have no obligation to the Investor to register under the Act any Shares received by the Investor pursuant to this Agreement.

         6.6 Put Option. If at any time or times following the effective date of
             ----------
the Registration Statement and prior to the Warrant Expiration Date during which the Registration Statement remains effective, both the closing bid price of the Company's Common Stock, as reported on the Nasdaq National Market, and the average closing bid price of the Company's Common Stock over the fourteen (14) trading days immediately prior thereto (together, the "15 Trading Day Period"), equals or exceeds $6.75 (the "(Price Condition"); then the Company shall at each such time or at any time thereafter have the option (a "Put Option") to compel the Investor to exercise the Warrants as hereinafter provided and make payment to the Company of the aggregate exercise price therefor by providing written notice to the Investor of the Company's election to exercise the Put Option. Within ten (10) business days following the date of each such notice

(each such notice date referred to herein as a "Put Option Election Date"), the Investor shall exercise the Warrants with respect to that number of Shares as is equal to the lesser of:

                                    (A)      500,000, less such number of Shares
                                             as  to  which  Warrants  have  been
                                             previously    exercised,     either
                                             pursuant  to  the  exercise  of  an
                                             earlier  Put Option or  pursuant to
                                             an earlier  exercise of Warrants by
                                             the Investor;

                                    (B)      the number of Shares  specified  by
                                             the Company in each such notice; or

                                    (C)      unless the Aggregate Trading Volume
                                             Condition (defined below) is met, a
                                             quotient, the numerator of which is
                                             equal  to the  product  of  500,000
                                             times  the  average  daily  trading
                                             volume  of  the  Company's   Common
                                             Stock  for  the  15   Trading   Day
                                             Period,   and  the  denominator  of
                                             which is equal 40,000.

In the event the Price Condition is met and the aggregate number of shares of the Company's Common Stock traded on the Nasdaq National Market exceeds 300,000 shares during any 30 trading day period prior to the Warrant Expiration Date (the "Aggregate Trading Volume Condition"), then following written notice of the Company's election to exercise the Put Option, the Investor shall exercise the Warrants with respect to that number of Shares as is equal to the lesser of (A) or (B) above. In the event the Investor fails to exercise the Warrants and make payment to the Company of the aggregate exercise price therefor within ten (10) business days following the Put Option Election Date, the Company may, in addition to any other remedies it may have under this Agreement or otherwise, terminate the Warrants without any obligation to obtain the consent of or provide notice to the Investor, or deem the Warrants to have been exercised and demand payment of the exercise price therefor.


ARTICLE 7. MISCELLANEOUS
------------------------

         7.1 Termination.
             -----------

         (a) At any time prior to the Closing,  this Agreement may be terminated
(i) by mutual consent of the parties, (ii) by either side if there has been a material misrepresentation, breach of warranty or breach of covenant by the other side in its representations, warranties and covenants set forth herein,
(iii) by the Investor if the conditions stated in ARTICLE 4 have not been satisfied at or prior to the Closing.

         (b) If this  Agreement  shall be  terminated  in  accordance  with this
Section 7.1, all obligations of the parties hereunder shall terminate without liability of any party to the others except as provided in Section 7.4. In the event that this Agreement is so terminated, each party will return all papers, documents, financial statements and other data furnished to it by or with respect to each other party to such other party (including any copies thereof made by the first party).

         (c) This Agreement shall terminate without further liability to any of the parties at such time as all of the obligations of the Company under the Warrants have been fully satisfied and discharged.

         7.2 Survival of  Representations  and Covenants.  All  representations,
             -------------------------------------------
warranties, covenants, agreements and obligations made herein or in any schedule, exhibit, notice, certificate or other document executed in connection herewith or delivered by any party to another party incident hereto shall be deemed to have been relied upon by the other party hereto and survive the execution and/or delivery thereof, and all statements contained in any such schedules, exhibit, notice, certificate or other document delivered hereunder or in connection herewith shall be deemed to constitute representations and warranties made by the parties herein.

         7.3 Notices.  Any notice or other communication in connection with this
             -------
Agreement shall be deemed to be delivered if in writing (or in the form of a telegram) addressed as provided below and if either (a) actually delivered at said address, or (b) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested:

         If to the Company, to:

                           Boston Biomedica, Inc.
                           375 West Street
                           West Bridgewater, MA  02379
                           Attn:  Richard T. Schumacher, President

         with a copy to:

                           Brown, Rudnick, Freed & Gesmer, P.C.
                           One Financial Center
                           Boston, MA  02111
                           Attn:  Steven R. London, Esq.
                           Fax:  (617) 856-8201


         If to the Investors, to:

                           Paradigm Group, L.L.C.
                           3000 Dundee Road
                           Suite 105
                           Northbrook, IL  60062
and in any case at such other address as the addressee shall have specified by written notice. All periods of notice shall be measured from the date of delivery thereof.

         7.4 Publicity and  Disclosures;  Confidentiality.  No press releases or
             --------------------------------------------
any public disclosure, either written or oral, of the transactions contemplated by this Agreement shall be made without the prior knowledge and written consent of the Company. The Investor agrees that it will keep confidential and not disclose or divulge any confidential, proprietary or secret information which it may obtain from the Company in connection with the transactions contemplated herein, or pursuant to inspection rights granted hereunder unless such information is or hereafter becomes public information.

         7.5  Assignment.  This Agreement and the rights  hereunder shall not be
              ----------
assignable by either party.

         7.6  Entire  Agreement.  This  Agreement  (including  all  exhibits  or
              -----------------
schedules appended to this Agreement and all documents delivered pursuant to or referred to in this Agreement, all of which are hereby incorporated herein by reference) constitutes the entire agreement between the parties, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Agreement relied upon by any party hereto, have been expressed herein or in the documents incorporated herein by reference.

         7.7 Amendments  and Waivers.  Changes in or additions to this Agreement
             -----------------------
may be made or compliance with any term, covenant, agreement, condition or provision set forth herein or therein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon written consent of the Company and the Investor.

         7.8  Governing  Law;  Severability.  This  Agreement  shall be deemed a
              -----------------------------
contract made under the laws of the Commonwealth of Massachusetts and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such Commonwealth. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

         7.9   Counterparts.   This   Agreement  may  be  executed  in  multiple
               ------------
counterparts, each of which shall be deemed in original but all of which together shall constitute one and the same instrument.

         7.10 Effect of Table of Contents and  Headings.  Any table of contents,
              -----------------------------------------
title of an article or section heading herein contained is for convenience of reference only and shall not affect the meaning of construction of any of the provisions hereof.


         IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the parties hereto or their duly authorized representatives effective as of the date first above written.

                                                  BOSTON BIOMEDICA, INC.


Corporate Seal
                                                  By: /S/ Richard T. Schumacher
                                                     --------------------------

ATTEST:

/S/ Nancy M. Snell
-----------------------------
Notary
Commission Expires  Sept 24, 2004




                                                     PARADIGM GROUP, L.L.C.


                                                  By: /S/
                                                     --------------------------





                                LIST OF EXHIBITS
                                ----------------


A.       Form of $4.25 Stock Purchase Warrant

B.       Form of $5.25 Stock Purchase Warrant

C.       Disclosure Schedules

                                    SCHEDULES

                                  Schedule 2.5

                               Registration Rights
                               -------------------

         The Company is a party to a Registration Rights Agreement dated June 5, 1990, as amended (the "Registration Agreement"), with G&G Diagnostics Limited Partnership I and G&G Diagnostics Limited Partnership II (together, "G&G") pursuant to which G&G has certain rights to have its shares of Common Stock registered by the Company under the Securities Act. A total of 357,667 shares of Common Stock (the "Registrable Shares") held by G&G or subject to warrants held by G&G may be registered under the Registration Agreement. If the Company proposes to register any of its securities under the Securities Act, either for its own account or for the account of other securityholders, G&G is entitled to notice of the registration and is entitled to include, at the Company's expense, the Registrable Shares therein, provided, among other conditions, that the underwriters have the right to limit the number of such shares included in the registration. In addition, G&G may require the Company at its expense on no more than two occasions, to file a registration statement under the Securities Act with respect to its Registrable Shares, and the Company is required to use its best efforts to effect such a registration, subject to certain conditions and limitations. Further, G&G may require the Company at its expense to register the Registrable Shares on Form S-3 when such form is available to the Company, subject to certain conditions and limitations.

                                  Schedule 2.7

                                    Brokerage

         In connection with this Agreement, the Company will pay National Securities, a registered broker dealer, a fee equal to six percent (6%) of the Purchase Price paid by the Investor and received by the Company at the Closing and six percent (6%) of the aggregate amount paid by the Investor and received by the Company upon exercise of the Warrants (net of any refunds payable by the Company to the Investor subsequent to the exercise of the Warrants). In addition, the Company will issue to National Securities warrants to purchase shares of the Company's common stock as follows:

Warrants to Purchase Shares  Exercise Price      Restriction on Exercise
---------------------------  --------------      -----------------------

      40,000                   $4.25/share  Exercisable for that percentage of
                                            the 40,000 shares equal to that
                                            percentage of the Investor's $4.25
                                            Warrant for 400,000 shares which
                                            have been exercised by the Investor.

      10,000                   $5.25/share  Immediately exercisable in full.

      25,000                   $8.00/share  Only exercisable if and when the
                                            Investor has exercised in full its
                                            Warrants to purchase 500,000 shares.

         The warrants to be issued to National Securities will expire on August 15, 2001.